Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets	Prepaid expenses and other current assets

	As of December 31,
(in thousands)	2024	2023
Prepaid advertising	€2,135	€6,429
Other prepaid expenses	4,022	4,393
Assets held for sale	100	—
Other assets	201	210
Total	€6,458	€11,032
The long-term marketing sponsorship agreement which began in January 2021 contractually ended in June 2024. As of December 31, 2024, there is no balance pertaining to this contract included within prepaid advertising in the above table as compared to €4.0 million as of December 31, 2023.